COMPARATIVE INCOME STATEMENT	4th Qtr Ending: 08/31/2005				Fiscal Year Ending: 08/31/2005
	Amounts in Millions		Favorable/Unfavorable		Amounts in Millions		Favorable/Unfavorable
PRELIMINARY	This Year	Last Year	Amount	Pct	This Year	Last Year	Amount	Pct

Net Sales	10,494.9	9,426.7	1,068.2	11.3%	42,201.6	37,508.2	4,693.4	12.5%

Costs and Deductions
Cost of Sales	7,561.8	6,812.4	-749.4	-11.0%	30,413.8	27,310.4	-3,103.4	-11.4%
Selling, Occupancy & Admin [1][2][3]	2,434.9	2,102.1	-332.8	-15.8%	9,363.8	8,055.4	-1,308.4	-16.2%

Operating Income	498.2	512.2	-14.0	-2.7%	2,424.0	2,142.4	281.6	13.1%

Net Other, Income(Expense)	8.9	6.9	2.0	29.0%	31.6	17.3	14.3	82.7%

Earnings Before Taxes	507.1	519.1	-12.0	-2.3%	2,455.6	2,159.7	295.9	13.7%

Income Taxes	178.1	194.7	16.6	8.5%	896.1	809.9	-86.2	-10.6%

Earnings After Taxes	329.0	324.4	4.6	1.4%	1,559.5	1,349.8	209.7	15.5%

[1]	2004 Drug antitrust litigation settlement gains: 2nd Qtr - (2 Totaling) $12.7; 3rd Qtr - $3.0; 4th Qtr - $0.6
[2]	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0; 2nd Qtr - $4.7; 3rd Qtr - $6.6
[3]	4th Qtr 2005 includes $54.7 loss for Hurricane Katrina

Earnings Per Share - Basic	$ 0.32	$ 0.32	$ -	0.0%	$ 1.53	$ 1.32	$ 0.21	15.9%
Before Drug Litigation
Earnings Per Share - Diluted	$ 0.32	$ 0.32	$ -	0.0%	$ 1.52	$ 1.31	$ 0.21	16.0%
Before Drug Litigation

Dividends Per Share	$ 0.06500	$ 0.05250	$ 0.01250	23.8%	$ 0.22250	$ 0.18188	$ 0.04063	22.3%

Weighted Avg Shares Basic	1,014.7	1,024.0			1,019.7	1,024.5
Weighted Avg Shares Diluted	1,024.9	1,030.9			1,028.3	1,031.8
Return on Avg Shareholder Equity	3.7%	4.1%			18.3%	17.7%

Effective Income Tax Rate	35.12%	37.50%			36.49%	37.50%
LIFO Charge/(Credit)	-2.0	-48.5			67.8	6.7

INCOME STATEMENT SUMMARY	1st Qtr Ending: 11/30/2004			2nd Qtr Ending: 02/28/2005			3rd Qtr Ending: 05/31/2005			4th Qtr Ending: 08/31/2005			Fiscal Year Ending: 08/31/2005
	% of	% to Sales		% of	% to Sales		% of	% to Sales		% of	% to Sales		% of	% to Sales
PRELIMINARY	Chg	2004	2003	Chg	2005	2004	Chg	2005	2004	Chg	2005	2004	Chg	2005	2004

Net Sales	13.4%	100.00	100.00	12.3%	100.00	100.00	13.1%	100.00	100.00	11.3%	100.00	100.00	12.5%	100.00	100.00

Costs and Deductions
Cost of Sales	11.8%	72.62	73.63	11.0%	71.51	72.34	11.6%	72.15	73.09	11.0%	72.05	72.27	11.4%	72.07	72.81
Selling, Occupancy & Admin [1][2][3]	15.8%	22.26	21.79	16.6%	21.43	20.64	16.6%	21.90	21.23	15.8%	23.20	22.30	16.2%	22.19	21.48
Sub-Total	12.8%	94.88	95.42	12.3%	92.94	92.98	12.8%	94.05	94.32	12.1%	95.25	94.57	12.5%	94.26	94.29

Earnings Before Other Income	26.7%	5.12	4.58	12.9%	7.06	7.02	18.4%	5.95	5.68	-2.7%	4.75	5.43	13.1%	5.74	5.71

Net Other, Income(Expense)	82.1%	0.05	0.03	67.5%	0.06	0.04	202.8%	0.10	0.04	29.0%	0.08	0.08	82.7%	0.08	0.05

Earnings Before Taxes	27.1%	5.17	4.61	13.3%	7.12	7.06	19.6%	6.05	5.72	-2.3%	4.83	5.51	13.7%	5.82	5.76

Effective Income Tax Rate		35.72%	37.50%		37.25%	37.50%		37.25%	37.50%		35.12%	37.50%		36.49%	37.50%

Earnings After Taxes	30.7%	3.32	2.88	13.7%	4.47	4.41	20.1%	3.79	3.57	1.4%	3.13	3.44	15.5%	3.70	3.60

[1]	2004 Drug antitrust litigation settlement gains: 2nd Qtr - (2 Totaling) $12.7; 3rd Qtr - $3.0; 4th Qtr - $0.6
[2]	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0; 2nd Qtr - $4.7; 3rd Qtr - $6.6
[3]	4th Qtr 2005 includes $54.7 loss for Hurricane Katrina

	Total	Percent Change in Sales				Key Operating Ratios			Other Items			Company Income and Return on Sales
	Company	Total	Drug Stores			Gross	[1][2]	Op	Net	Other		Pre-Tax	Tax	Income After Taxes
Period	Sales	Co	Total	Comp	Est	Profit	SGA	Income	Interest	Income	% Sales	% Sales	Rate	Amount	% Sales	% Chg

	Amounts in Millions
04-Q1	8,720.8	16.5	16.5	11.9	10.4	26.37	21.79	4.58	2.8	0.0	0.03	4.61	37.50	251.5	2.88	9.9
04-Q2	9,782.2	15.8	15.8	11.5	9.9	27.66	20.64	7.02	4.0	0.0	0.04	7.06	37.50	431.6	4.41	17.0
04-Q3	9,578.5	15.0	15.0	10.4	8.7	26.91	21.23	5.68	3.6	0.0	0.04	5.72	37.50	342.3	3.57	16.4
04-Q4	9,426.7	14.3	14.3	9.7	7.8	27.73	22.30	5.43	6.9	0.0	0.08	5.51	37.50	324.4	3.44	18.7

2004	37,508.2	15.4	15.4	10.9	9.3	27.19	21.48	5.71	17.3	0.0	0.05	5.76	37.50	1,349.8	3.60	15.9

	Amounts in Millions						[3]
05-Q1	9,889.1	13.4	13.4	9.4	7.9	27.38	22.26	5.12	5.1	0.0	0.05	5.17	35.72	328.6	3.32	30.7
05-Q2	10,987.0	12.3	12.3	7.7	6.2	28.49	21.43	7.06	6.7	0.0	0.06	7.12	37.25	490.9	4.47	13.7
05-Q3	10,830.6	13.1	13.1	8.7	7.0	27.85	21.90	5.95	10.9	0.0	0.10	6.05	37.25	411.0	3.79	20.1
05-Q4	10,494.9	11.3	11.3	7.0	5.3	27.95	23.20	4.75	8.9	0.0	0.08	4.83	35.12	329.0	3.13	1.4

2005	42,201.6	12.5	12.5	8.2	6.7	27.93	22.19	5.74	31.6	0.0	0.08	5.82	36.49	1,559.5	3.70	15.5

[1]	2004 Drug antitrust litigation settlement gains: 2nd Qtr - (2 Totaling) $12.7; 3rd Qtr - $3.0; 4th Qtr - $0.6
[2]	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0; 2nd Qtr - $4.7; 3rd Qtr - $6.6
[3]	4th Qtr 2005 includes $54.7 loss for Hurricane Katrina

						STORE COUNT AND MONTHLY SALES INCREASES

									PRELIMINARY
Number of Drug Stores
					Six				Nine				Total
		1st Qtr	2nd Qtr		Mos		3rd Qtr		Mos		4th Qtr		Year

2003-04	Start of Period	4,227	4,291		4,227		4,336		4,227		4,414		4,227
	Opened	85	55		140		88		228		208		436
	Relocation	-20	-6		-26		-9		-35		-34		-69
	Closed	-1	-4		-5		-1		-6		-6		-12
	End of Period	4,291	4,336		4,336		4,414		4,414		4,582		4,582

2004-05	Start of Period	4,582	4,680		4,582		4,738		4,582		4,805		4,582
	Opened	111	67		178		85		263		172		435
	Relocation	-10	-7		-17		-17		-34		-21		-55
	Closed	-3	-2		-5		-1		-6		-3		-9
	End of Period	4,680	4,738		4,738		4,805		4,805		4,953		4,953

Monthly Sales Percent Increases

		Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Year

	2003-04	17.8	16.6	15.3	17.7	13.2	16.3	17.4	15.1	12.6	15.5	13.4	14.1	15.4
	2004-05	13.2	11.8	15.2	8.9	14.6	14.3	16.1	9.6	13.4	12.0	10.1	11.9	12.5

						PRELIMINARY

INTERIM HIGHLIGHTS				Six		Nine		Total
		1st Qtr	2nd Qtr	Mos	3rd Qtr	Mos	4th Qtr	Year

Total Sales	2003-04	8,720.8	9,782.2	18,503.0	9,578.5	28,081.5	9,426.7	37,508.2
(In Millions)	2004-05	9,889.1	10,987.0	20,876.1	10,830.6	31,706.7	10,494.9	42,201.6

% of Increase	2003-04	16.5%	15.8%	16.1%	15.0%	15.8%	14.3%	15.4%
	2004-05	13.4%	12.3%	12.8%	13.1%	12.9%	11.3%	12.5%

Net Income	2003-04	251.5	431.6	683.1	342.3	1,025.4	324.4	1,349.8
[1][2][3]	2004-05	328.6	490.9	819.5	411.0	1,230.5	329.0	1,559.5
(In Millions)

% of Increase	2003-04	9.9%	17.0%	14.3%	16.4%	15.0%	18.7%	15.9%
	2004-05	30.7%	13.7%	20.0%	20.1%	20.0%	1.4%	15.5%

Diluted [1][2][3]
Earnings Per Share	2003-04	$ 0.24	$ 0.42	$ 0.66	$ 0.33	$ 0.99	$ 0.32	$ 1.31
Before Drug Litigation		$ 0.24	$ 0.41	$ 0.65	$ 0.33	$ 0.98	$ 0.32	$ 1.30
	2004-05	$ 0.32	$ 0.48	$ 0.80	$ 0.40	$ 1.20	$ 0.32	$ 1.52
Before Drug Litigation		$ 0.31	$ 0.47	$ 0.78	$ 0.40	$ 1.18

[1] 2004 Drug antitrust litigation settlement gains: 2nd Qtr - (2 Totaling) $12.7; 3rd Qtr - $3.0; 4th Qtr - $0.6
[2] 2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0; 2nd Qtr - $4.7; 3rd Qtr - $6.6
[3] 4th Qtr 2005 includes $54.7 loss for Hurricane Katrina

				PRELIMINARY

CONSOLIDATED BALANCE SHEET	August 31	August 31		August 31	August 31
	2005	2004		2005	2004
Current Assets	(Amounts in Millions)		Current Liabilities

Cash & Equivalents	576.8	444.0	Short Term Borrowings	0.0	0.0
Short Term Investments Available For Sale	494.8	1,251.5	Trade Accounts Payable	2,918.2	2,641.5
Accounts Receivable, Less Allowance	1,396.3	1,169.1	Other Current Liabilities	1,491.9	1,370.5
Inventories	5,592.7	4,738.6	Income Taxes	70.9	65.9
Other Current Assets	255.9	161.2	Total Current Liabilities	4,481.0	4,077.9
Total Current Assets	8,316.5	7,764.4

Non-Current Assets			Non-Current Liabilities

Property and Equipment	6,165.0	5,446.4	Deferred Income Taxes	240.4	274.1
Other Non-Current Assets	127.3	131.3	Other Non-Current Liabilities	997.7	850.4
Total Non-Current Assets	6,292.3	5,577.7	Total Non-Current Liabilities	1,238.1	1,124.5

			Total Liabilities	5,719.1	5,202.4

			Shareholder Equity	8,889.7	8,139.7

Total Assets	14,608.8	13,342.1	Total Liabilities & Equity	14,608.8	13,342.1

STATEMENT OF CASH FLOWS	August 31	August 31		August 31	August 31
	2005	2004		2005	2004
Cash Flows From Operating Activities	(Amounts in Millions)		Provided/(Used) by Invest & Finance

Net Income	1,559.5	1,349.8	Property, Plant & Equipment	(1,237.5)	(939.5)
Depreciation & Amortization	482.1	403.1	Employee Stock Plan Proceeds	177.5	145.1
Inc Tax Savings From Employee Stock Plans	33.9	50.3	Property & Equip Disp and Other	15.5	6.2
Deferred Income Taxes	(70.8)	66.0	Cash Dividends	(214.5)	(176.9)
Other	74.5	38.8	Stock Purchases	(781.8)	(299.2)
			Net Proceeds from Corp Owned Life Ins	10.1	10.2
			Other	14.4	28.9
			Short Term Investments Available For Sale	777.9	(1,242.8)
Changes in Current Assets & Liabilities:
Inventory	(854.0)	(536.0)
Trade Accounts Payable	276.7	233.7
Accrued Expenses & Liabilities	97.8	207.6
Income Taxes	5.0	(39.9)	Provided/(Used) by Invest & Finance	(1,238.4)	(2,468.0)
Accounts Receivable	(224.9)	(171.6)
Insurance Reserve	59.0	65.7	Changes In Cash & Equivalents	132.8	(824.0)
Other Current Assets	(67.6)	(23.5)	Beginning Cash & Equivalents	444.0	1,268.0

Provided/(Used) for Operating Activities	1,371.2	1,644.0	Cash & Equivalents at End of Period	576.8	444.0